SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest event reported): November 17, 2005
BAY VIEW DEPOSIT CORPORATION

(Exact name of registrant as specified in charter)

Delaware State or other jurisdiction of incorporation or organization	333-121380 (Commission File No.)	26-0100667 (I.R.S. Employer Identification No.)

1840 Gateway Drive San Mateo, California Address of principal executive offices		94404 Zip Code
Registrant’s telephone number, including area code: (650) 312-7452

(Former name, former address, and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
(c) Exhibit
Exhibit 99.1 Monthly Servicing Report for the Collection Period ending September 30, 2005
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Transaction Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2005-LJ-2 OWNER TRUST
	BY:	BAY VIEW DEPOSIT CORPORATION ORIGINATOR OF TRUST

Dated: November 17, 2005		By:	/s/ Kevin Rieke

Kevin Rieke
Director of Finance